SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) August 14, 2007
____________________________________________________

(formerly Mediquip Holdings, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	75-2263732
(formerly Delaware)	(IRS Employer Identification Number)
(State or other jurisdiction of incorporation or organization)

15473 East Freeway
Channelview, Texas 77530
(Address of principal executive offices)

Ronald E. Smith, President
Deep Down, Inc.
15473 East Freeway
Channelview, Texas 77530
(Name and address of agent for service)

(281) 862-2201
(Telephone number, including area code of agent for service)

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 14, 2007 Deep Down, Inc. announced that it has redeemed 4,000 shares ($4,000,000 aggregate face value) of Series E Redeemable Exchangeable Preferred Stock for $2,000,000.

The Preferred Stock had a face value and liquidation preference of $1,000 per share, no dividend preference, and was exchangeable at the holder’s option after June 30, 2007, into 6% subordinated notes due three years from the date of exchange. The Company has paid the holder $1,400,000 in cash for 2,800 shares ($2,800,000 aggregate face value) of Preferred Stock and agreed to pay 30 equal monthly installments of $20,000, or a total of $600,000, for the remaining 1,200 shares ($1,200,000 aggregate face value) of Preferred Stock.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1              Press Release dated August 14, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEEP DOWN, INC.

By:	/s/ Ronald Smith
Ronald Smith, President

Date: August 14, 2007

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